EXHIBIT 99.1

                                     CONSENT

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.

By:      /s/ Herbert G. Chorbajian
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         Dated:    August 27, 1998
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         Herbert G. Chorbajian

By:      /s/ Karen R. Hitchcock
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         Dated: August 27, 1998
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         Karen R. Hitchcock